EXHIBIT 99.2
                             JOINT FILING AGREEMENT


         The undersigned hereby agree that the Schedule 13D under the Securities Exchange Act of 1934, as amended, relating to shares of the common stock, par value, $.01 per share, of PLM International, Inc. to which this Agreement is an Exhibit, and any amendments thereto, are to be filed on behalf of each of the undersigned.

         This Agreement may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

Date:  December 6, 2001

                                    MILPI ACQUISITION CORP.


                                    By:/s/James A. Coyne
                                       -----------------------------------------
                                    Name: James A. Coyne
                                    Title: Vice President and Secretary


                                    MILPI HOLDINGS, LLC


                                    By:/s/James A. Coyne
                                       -----------------------------------------
                                    Name: James A. Coyne
                                    Title:  Member


                                    AFG INVESTMENT TRUST A,
                                         By: AFG ASIT Corporation,
                                         as Managing Trustee


                                    By:/s/James A. Coyne
                                       -----------------------------------------
                                    Name: James A. Coyne
                                    Title:  Senior Vice President


                                    AFG INVESTMENT TRUST B,
                                         By: AFG ASIT Corporation,
                                         as Managing Trustee


                                    By:/s/James A. Coyne
                                       -----------------------------------------
                                    Name: James A. Coyne
                                    Title: Senior Vice President


                                    AFG INVESTMENT TRUST C,
                                         By: AFG ASIT Corporation,
                                         as Managing Trustee


                                    By:/s/James A. Coyne
                                       -----------------------------------------
                                    Name: James A. Coyne
                                    Title: Senior Vice President




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                                    AFG INVESTMENT TRUST D,
                                         By: AFG ASIT Corporation,
                                         as Managing Trustee


                                    By:/s/James A. Coyne
                                       -----------------------------------------
                                    Name: James A. Coyne
                                    Title: Senior Vice President


                                    AFG ASIT CORPORATION


                                    By:/s/James A. Coyne
                                       -----------------------------------------
                                    Name: James A. Coyne
                                    Title: Senior Vice President


                                    EQUIS II CORPORATION


                                    By:/s/James A. Coyne
                                       -----------------------------------------
                                    Name: James A. Coyne
                                    Title: Senior Vice President


                                    SEMELE GROUP INC.


                                    By:/s/James A. Coyne
                                       -----------------------------------------
                                    Name: James A. Coyne
                                    Title: President and Chief Operating Officer


                                    By:/s/James A. Coyne
                                       -----------------------------------------
                                                James A. Coyne



                                    By:/s/Gary D. Engle
                                       -----------------------------------------
                                                Gary D. Engle